                                                                   EXHIBIT 1.1



                           THE WACKENHUT CORPORATION

                               4,000,000 SHARES(1)

                             SERIES B COMMON STOCK
                           (PAR VALUE $.10 PER SHARE)

                             UNDERWRITING AGREEMENT


                                                           May __, 1996


LAZARD FRERES & CO. LLC
PRUDENTIAL SECURITIES INCORPORATED
As Representatives of the several Underwriters
c/o Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York  10020

Dear Sirs:

     The Wackenhut Corporation, a Florida corporation (the "Company"), and Mr. George R. Wackenhut and the George R. Wackenhut Retained Annuity Trust (the "Selling Shareholders") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several underwriters an aggregate of 2,000,000 shares (the "Company Firm Securities") of the Company's Series B Common Stock, par value $0.10 per share ("Series B Common Stock"), and the Selling Shareholders propose to sell to the several underwriters an aggregate of 2,000,000 shares of Series B Common Stock (the "Selling Shareholder Firm Securities") in the respective amounts set forth in
__________________
(1) Plus an option to purchase from The Wackenhut Corporation up to 600,000 additional shares to cover over-allotments.

Schedule 2 hereto. The Company Firm Securities and the Selling Shareholder Firm Securities are collectively referred to herein as the "Firm Securities". The Company also agrees to issue and sell to the several Underwriters not more than 600,000 additional shares of Series B Common Stock (any and all such shares referred to herein as the "Option Securities") if requested by the Representatives as provided in Section 4 of this Agreement. The Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

      2. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, each of the several Underwriters that:

      (a) A registration statement on Form S-2 (File No. 33-______) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rule 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective (including any registration statement for the same offering that becomes effective upon filing pursuant to Rule 462(b) under the Act), including (i) all financial schedules and exhibits thereto, (ii) all documents (or portions thereof) incorporated by reference therein, and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective and all documents (or portions thereof) incorporated by reference therein; the term "Prospectus" means (A) if the Company relies on Rule 434

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

 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, and in the case of either subclause
 (B) or (C) of this clause, all documents (or portions thereof) incorporated by reference therein; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. As used herein, any reference to any statement or information as being "made", "included", "contained", "disclosed" or "set forth" in any Preliminary Prospectus, a Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

      (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or

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

 any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

      (c) The Company and each of its subsidiaries (including, all of the subsidiaries set forth on Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 1995) have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

      (d) The Company and each of its subsidiaries has full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

      (e) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for the lock up agreement with Prudential Securities Incorporated and Lazard Freres & Co. LLC covering the shares of common stock of Wackenhut Corrections Corporation owned by the Company, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims, and no other person has any option (except for options granted under WCC's option plans), warrant, call or other right to additional capital stock of any subsidiary from such subsidiary of the Company, and there are no outstanding securities or obligations that are convertible into or exchangeable for capital stock of any subsidiary.

      (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

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      (g)  The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

      (h) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

      (i) Arthur Andersen LLP, which has certified certain financial statements of the Company and/or its consolidated subsidiaries and which delivered its report with respect to certain of the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules and regulations thereunder.

      (j) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as rights to indemnification may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors rights generally or general principles of equity.

      (k) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and to the knowledge of the Company no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and the Company and each subsidiary have conducted their respective businesses so as to comply in all material respects with all applicable statutes, ordinances, rules, regulations and orders of any governmental authority; and no contract or other document is required to be

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

 described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required; and each such contract or other document is valid and binding on the Company or a subsidiary of the Company, as the case may be, and the other parties thereto and is in full force and effect.

      (l) The issuance, offering and sale of the Company Firm Securities and Option Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, (ii) materially conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, or (iii) require the consent of the shareholders of the Company.

     (m) Neither the Company nor any of its officers, directors or affiliates has, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or Wackenhut Corrections Corporation to facilitate the sale or resale of the Securities or (ii) except for the sale by the Company of the Company Firm Securities and the Option Securities hereby, since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or Wackenhut Corrections Corporation in each case, which may reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company or Wackenhut Corrections Corporation to facilitate the sale or resale of the Securities.

     (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Company and its subsidiaries have not incurred any liability or obligation, direct or contingent, nor entered into any transaction

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

not in the ordinary course of business, in either case which is material to the Company and its subsidiaries taken as a whole; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than in accordance with ordinary past practice; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (o) The Company and each of its subsidiaries have good and marketable title to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except for
(i) the lock up agreement with Prudential Securities Incorporated and Lazard Freres & Co. LLC covering the shares of common stock of Wackenhut Corrections Corporation owned by the Company, (ii) the pledge of the Company's accounts receivable pursuant to its accounts receivable securitization facility, (iii) liens for taxes not yet due and payable, (iv) Titania's assets that are pledged in trust for the benefit of certain insurance companies, and (v) any other encumbrances such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (p) No labor dispute with the employees of the Company or any of its subsidiaries exists or to the knowledge of the Company is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (q) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (r) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the

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

Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (s) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (t) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (u) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

     (v) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except where the failures to so pay would not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.


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


     (w) Neither the Company nor any of its subsidiaries is in violation of any federal, state or foreign law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal, state and foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (x) Except for the shares of capital stock of each of the Company's directly owned subsidiaries and the shares of capital stock of each company owned by a directly owned subsidiary, neither the Company nor any such subsidiary, as the case may be, owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity which is material to the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (y) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (z) None of the Company, its subsidiaries, or any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has (i) used, or authorized the use of, any corporate or other funds for unlawful payments, contributions, gifts or entertainment, (ii) made unlawful expenditures relating to political activity to government officials or others, or (iii) established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Securities Exchange Act of 1934 (the "Exchange Act"), except where doing so would not have a material adverse effect on the Company and its subsidiaries taken as a whole. None of the Company, its subsidiaries or any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures.

     (aa) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, in any case which may have a material adverse effect on the Company and its subsidiaries taken as a whole.

     (bb) When the Registration Statement was or is initially declared effective, the Company will have complied with all provisions of Section
517.075 of the Florida Statutes, and all regulations promulgated thereunder, requiring disclosure by the Company in the Prospectus if the Company or any of its affiliates has conducted or is conducting on the date hereof or at the Firm Closing Date any business with the government of Cuba or with any person or affiliate located in Cuba, and the Company will continue to comply with such provisions until such time as the Company shall have been notified by the Representatives that the distribution of the Securities has been completed.

     (cc) Except where such failures to comply or violations would not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole, (i) the Company has complied with the Immigration Reform and Control Act of 1986 and all regulations promulgated thereunder ("IRCA") with respect to the completion and maintenance of Forms I-9, Employment Eligibility Verification Forms, for all of its current employees and reverification of the employment status of any and all employees whose employment authorization documents indicated a limited period of employment authorization; (ii) with respect to all former employees who left the Company's employment within three years prior to the date hereof, the Company has complied with IRCA with respect to the maintenance of Forms I-9 for at least three years or for one year beyond the date of termination, whichever is later; (iii) the Company has had no immigration violations and has employed in the United States only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of IRCA; and (iv) it has not been warned, fined or otherwise penalized by reason or any failure to comply with IRCA, and to the knowledge of the Company no such proceeding is pending or threatened.

     (dd) Each of the reports and registration statements filed by the Company with the Commission under the Act or the Exchange Act, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (ee) The Company has opted out of the application of Section 607.0902 of the Florida Business Corporation Act. Section 607.0901 of the Florida Business Corporation Act does not apply to any of the transactions contemplated by this Agreement and the Company is not in violation of Section 607.0901.

     (ff) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

     (gg) The conditions for use of a Registration Statement on Form S-2 set forth in the General Instructions to Form S-2 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement.

     3. Representations and Warranties of the Selling Shareholders. George R. Wackenhut, jointly and severally for himself and the George Trust and the George Trust severally for itself, represents and warrants to, and agrees with, each of the several Underwriters that:

     (a) Such Selling Shareholder has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Selling Shareholder Firm Securities to be sold by such Selling Shareholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary action of such Selling Shareholder; and this Agreement has been duly executed and delivered by such Selling Shareholder.

     (b) Such Selling Shareholder has duly executed and delivered a power of attorney and custody agreement (the "Power of Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the
Representatives, appointing [                          and
], as such Selling Shareholder's attorney-in-fact (the
"Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Shareholder and appointing [
], as custodian thereunder (the "Custodian"). Such Selling Shareholder has also duly executed and delivered certain Securities Loan Agreements (as defined in Section 4(a) hereof) relating to the Borrowed Securities (as defined in
Section 4(a) hereof) from the Lending Parties (as defined in Section 4(a) hereof). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Selling Shareholder Firm Securities to be sold by such Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder has full power (corporate and other ) to enter into the Custody Agreement

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

and the Power-of-Attorney and to perform its obligations thereunder. The execution and delivery of the Custody Agreement, the Power-of-Attorney and the Securities Loan Agreements have been duly authorized by all necessary action of such Selling Shareholder; the Custody Agreement, the Power-of-Attorney and the Securities Loan Agreements have been duly executed and delivered by such Selling Shareholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Shareholder, except as rights to indemnification may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors rights generally or general principles of equity. Such Selling Shareholder agrees that each of the Selling Shareholder Firm Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Shareholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Shareholder, by operation of law or otherwise, whether by its liquidation or dissolution or by the occurrence of any other event. If any Selling Shareholder shall die, become incapacitated, liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Selling Shareholder Firm Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof, to the extent the Power of Attorney permit the same.

     (c) Such Selling Shareholder has, and immediately prior to the Firm Closing Date, such Selling Shareholder will have good and valid title to the Selling Shareholder Firm Securities to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims or, with respect to Borrowed Securities, the Lending Party has, and immediately prior to the Firm Closing Date, the Lending Party will have, good and valid title to the Selling Shareholder Firm Securities to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims, except for those of such Selling Shareholder pursuant to the Securities Loan Agreement between such Selling Shareholder and the Lending Party.

     (d) The sale of Selling Shareholder Firm Securities by such Selling Shareholder pursuant hereto is not prompted by any adverse information concerning the Company or Wackenhut Corrections Corporation that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (e) The sale of Selling Shareholder Firm Securities to the Underwriters by such Selling Shareholder pursuant to this Agreement, the compliance by such Selling Shareholder with the other provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under the state securities or blue sky laws and, if the Registration Statement filed with respect to the Selling Shareholder Firm Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Shareholder (and, with respect to Borrowed Securities, to which the Lending Party) is a party or by which such Selling Shareholder (and, with respect to the Borrowed Securities, by which the Lending Party) or any of their respective properties are bound, or the charter documents or by-laws of such Selling Shareholder (and, with respect to the Borrowed Securities, the Lending Party) or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, applicable to such Selling Shareholder (and, with respect to the Borrowed Securities, the Lending Party).

     (f) Based on a review of the Registration Statement and a due and diligent inquiry regarding the Company (which in the case of Mr. George R. Wackenhut includes an inquiry commensurate with the responsible execution of his role as the Chairman of the Board and Chief Executive Officer of the Company), nothing came to the attention of such Selling Shareholder that caused such Selling Shareholder to believe that (i) when the Registration Statement or any amendment thereto was or is declared effective, it included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary to make the statements therein not misleading; or (ii) when the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date, the Prospectus, as amended or supplemented at any such time, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (f) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

     (g) The Selling Shareholders have not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

     (h) The information under the caption "Selling Shareholders" in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus) is true and accurate.

     (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the Firm Closing Date a properly completed and executed United States Treasury Department Form W-9, or other applicable form or statement specified by the Treasury Department regulations in lieu thereof.

     4. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell and the Selling Shareholders agree to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders, at a purchase price of $_____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor at the election of the Company and the Selling Shareholders by (i) wire transfer or (ii) certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in next-day funds, made to the order of the Company and the Selling Shareholders. Such delivery of and payment for the Firm Securities shall be made at the offices of Alston & Bird, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424 at 9:30 A.M., New York time, on _________, 1996, or at such other place, time or date as the Representative, the Company and the Selling Shareholders may agree upon or as the Representatives may determine pursuant to Section 11 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company and the Selling Shareholders will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices of Lazard Freres & Co. LLC, New York, New York, or through the facilities of The Depository Trust Company at least 24 hours prior to the Firm

Closing Date. The Selling Shareholder Firm Securities to be sold by the Selling Shareholders (the "Borrowers") pursuant hereto will be borrowed (the "Borrowed Securities") from Ruth J. Wackenhut and the Ruth J. Wackenhut Retained Annuity Trust (each such lender as applicable, the "Lending Party") pursuant to agreements (each, a "Securities Loan Agreement").

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such thirtieth day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as it deems advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     (c) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or

Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     6. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company will (i) comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) not file with the Commission the prospectus or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, which consent shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon reasonable request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering, sale and distribution of the Securities.

     (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any such incorporated document that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and all documents or information incorporated by reference therein, (ii) to each other Underwriter, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto), but including all documents or information incorporated by reference therein and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (B) 12:00 Noon, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

     (f) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

     (g) The Company will not, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters (which consent will not be unreasonably withheld), offer, sell, offer to sell, pledge, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, pledge, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company for a period of 120 days after the date hereof, except pursuant to this Agreement and except for sales of up to 200,000 shares of Series B Common Stock issued pursuant to the exercise of employee stock options, which sales may be effected at any time after the date hereof.

     (h) Neither the Company nor any of its officers, directors or affiliates will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or Wackenhut Corrections Corporation to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company or Wackenhut Corrections Corporation, in each case which may reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company or Wackenhut Corrections Corporation to facilitate the sale or resale of the Securities.

     (i) For a period of 90 days after the Firm Closing Date, the Company will not file with the Commission any registration statement, other than a registration statement on Form S-8 to register issuances of Series B Common Stock or other securities of the Company under the stock option plans or any successor plans thereto without the written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters, which consent will not be unreasonably withheld.

     (j) The Company will cause the Securities to be duly listed for trading on the New York Stock Exchange (the "NYSE"), subject to notice of issuance, prior to the Firm Closing Date and the Option Closing Date, as the case may be. The Company will use its best efforts to ensure that the Securities remain listed on the NYSE following the Firm Closing Date for two years unless the Securities are repurchased by the Company.

     (k) If at any time during which a Prospectus relating to the Securities is required to be delivered under the Act, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Series B Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     7. Covenants of the Selling Shareholders. The Selling Shareholders covenant and agree with each of the Underwriters that:

        (a) No Selling Shareholder will, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters (which consent will not be unreasonably withheld), offer, sell, offer to sell, pledge, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any capital stock of the Company legally or beneficially owned by such Selling Shareholder or any securities convertible into or exchangeable or exercisable for, capital stock of the Company for a period of 120 days after the date hereof, except (i) repayments of shares from or pledges of shares by the Selling Shareholders to the Lending Parties pursuant to the Securities Loan Agreements and (ii) transfers of shares between the Selling Shareholders.

     (b) No Selling Shareholder will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or Wackenhut Corrections Corporation to facilitate the sale or resale of the Securities or (ii)(A) sell, bid for, purchase, attempt to induce any person to purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company or Wackenhut Corrections Corporation, in each case which may reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company or Wackenhut Corrections Corporation to facilitate the sale or resale of the Securities.

     8. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 13 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, but not in excess of $20,000, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any listing of the Securities on the NYSE and
(viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13 hereof or because of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform all of their obligations and satisfy all conditions on their parts to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses against presentation of invoices (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     9. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their covenants and agreements hereunder and to the following additional conditions:

     (a) If the Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 11 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Akerman, Senterfitt & Eidson, P.A., counsel for the Company, to the effect that:

             (i) the Company and each of its subsidiaries listed on Schedule 3 hereto which are incorporated in Florida (the "Florida Subsidiaries"), have been duly organized and are validly existing as corporations in good standing under the laws of Florida;

           (ii) the Company has corporate power to own or lease its properties and conduct its businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

          (iii) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the Selling Shareholder Firm Securities have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Company Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Firm Securities have been duly listed for trading on the New York Stock Exchange; to the best knowledge of such counsel no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

           (iv) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions;

           (v) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company; this Agreement has been duly executed and delivered by the Company; and this Agreement constitutes the valid, binding and enforceable instrument of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);

           (vi) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under federal securities laws or state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Florida Subsidiaries is a party or by which the Company or any of the Florida Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Florida Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of the Florida Subsidiaries;

           (vii) the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best knowledge of such counsel, are threatened or contemplated by the Commission;

           (viii) the Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus, and the information incorporated therein by reference (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder;

           (ix)  the Company has opted out of the application of Section
      607.0902 of the Florida Business Corporation Act. Section 607.0901 of the Florida Business Corporation Act does not apply to the transactions contemplated by this Agreement.

Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of James P. Rowan, general counsel to the Company, to the effect that:

           (i) the Company and each of its subsidiaries listed on Schedule 3 hereto which are incorporated in a jurisdiction other than Florida, have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company and all of its subsidiaries listed on
      Schedule 3 hereto (the "Subsidiaries") are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

           (ii) the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus;

           (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or a subsidiary of the Company, as the case may be, free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

           (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non assessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities;

           (v) the statements set forth under the heading "Business -- Legal Proceedings" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein provide a fair summary of such legal matters, documents and proceedings;

           (vi) (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

           (vii) the Company is not in violation of Section 607.0901 of the Florida Business Corporation Act.

Such counsel shall also state that he has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the

Company and public officials, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates.

     References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

     (d) You shall have received the opinion, dated the Firm Closing Date, of Akerman, Senterfitt & Eidson, P.A., counsel for George R. Wackenhut as a Selling Shareholder, to the effect that:

           (i) this Agreement has been duly authorized, executed and delivered by one of the Attorneys-in-Fact on behalf of George R. Wackenhut as a Selling Shareholder and this Agreement is legal, valid and binding and enforceable against George R. Wackenhut; such Attorneys-in-Fact have been duly and validly authorized to carry out all transactions contemplated herein on behalf of George R. Wackenhut; and the performance of this Agreement by George R. Wackenhut and the consummation by George R. Wackenhut of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which George R. Wackenhut is a party or by which George R. Wackenhut is bound, or to which any of his property or assets is subject, nor will such action result in any violation of the provisions of any statute (with the exception of Section 16(c) of the Exchange Act, which will be addressed in a separate legal opinion to be delivered by a law firm acceptable to the Underwriters and in a form acceptable to the Underwriters) or order, rule or regulation of any court or governmental agency or body having jurisdiction over George R. Wackenhut known to such counsel, or the property of George R. Wackenhut.

           (ii) The Securities Loan Agreement to which George R. Wackenhut is a party has been executed and delivered by George R. Wackenhut and is legal, valid, binding and enforceable against George R. Wackenhut, except as rights to indemnification may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors rights generally or general principles of equity.

          (iii) No consent, approval, authorization or order of, or filing with, any court or governmental agency or bodies is required for the consummation of the transactions contemplated by this Agreement (or with respect to the Borrowed Securities, the Securities Loan Agreements) in connection with the sale of Selling Shareholder Firm Securities to be sold by George R. Wackenhut as a Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Securities by the Underwriters.

                 (iv) The delivery by George R. Wackenhut as a the Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Shareholders against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects [assuming that the Underwriters are without notice of any adverse claim, as defined in the Uniform Commercial Code as adopted in the State of Florida (the "Code") and are purchasers for value in good faith for purposes of the Code, and that the Underwriters rights are not limited by subsection (4) of Section 678.302 of the Code].

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, upon certificates of the Selling Shareholders; the Lending Parties and public officials the accuracy of the representations and warranties made in each Power of Attorney and this Agreement.

     (e) You shall have received the opinion, dated the Firm Closing Date, of Tescher Chaves Rubin Forman & Muller, P.A., counsel for the George R. Wackenhut Retained Annuity Trust in its capacity as a Selling Shareholder, Effilcet Corporation in its capacity as trustee of the George R. Wackenhut Retained Annuity Trust, and Ruth J. Wackenhut and the Ruth J. Wackenhut Retained Annuity Trust in their capacities as Lending Parties, to the effect that:

           (i) This Agreement has been duly authorized, executed and delivered by one of the Attorneys-in-Fact on behalf of the George R. Wackenhut Retained Annuity Trust (the "George Trust"), as a Selling Shareholder, and that this Agreement is legal, valid and binding and enforceable against the George Trust; such Attorneys-in-Fact have been duly and validly authorized to carry out all transactions contemplated herein or on behalf of the George Trust; and the performance of the Agreement by the George Trust and the consummation by the George Trust of the transactions herein contemplated will not conflict with or result in a breach of violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the George Trust, (and with respect to Borrowed Securities, to which the Lending Party) is a party or by which the George Trust (and, with respect to Borrowed Securities by which the Lending Party) is bound or to which any of the property or assets of the George Trust (and, with respect to Borrowed Securities, to which any of the property or assets of the Lending Party) is subject, nor will such action result in any violation of the provisions of any statute (with the exception of Section 16(c) of the Exchange Act, which will be addressed in a separate legal opinion to be delivered by a law firm acceptable to the Underwriters and in a form acceptable to the Underwriters) or order, rule or regulation of any court or governmental agency or body having jurisdiction over the George Trust known to such counsel, (and, with respect to Borrowed Securities over the Lending Party) or the property of the George Trust (and, with respect to Borrowed Securities, the Lending Party), except that such counsel need not express any opinion as to compliance with the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or blue sky laws of any other jurisdiction.

           (ii) the Securities Loan Agreements to which the George Trust or the Lending Parties are parties have been duly authorized, executed and delivered by the George Trust and the Lending Parties, as the case may be, and are legal, valid, binding and enforceable against the George Trust and the Lending Parties, as the case may be, except as rights to indemnification may be limited by federal or state securities laws and except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors rights generally or general principles of equity.

           (iii) The lending of Securities by the Lending Party to the Selling Shareholders for the purpose of their sale hereunder will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Lending Party is a party or by which the Lending Party is bound, or to which any of the property or assets of the Lending Party is subject, nor will such action result in any violation of the provisions of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over such Lending Party known to such counsel, except that such counsel need not express any opinion as to compliance with the registration or filing requirements or disclosure provisions of the securities laws of the United States or the securities or blue sky laws of any other jurisdiction.

           (iv) No consent, approval, authorization or order of, or filing with, any court or governmental agency or bodies is required for the consummation of the transactions contemplated by this Agreement (or with respect to the Borrowed Securities, the Securities Loan Agreements) in connection with the sale of Selling Shareholder Firm Securities to be sold by the George Trust as a Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Securities by the Underwriters.

           (v) The George Trust and the Ruth J. Wackenhut Retained Annuity Trust have been duly organized and are validly existing as trusts under the laws of their respective jurisdictions of organization. Effilcet Corporation has been duly organized and is validly existing as a corporation under the laws of the State of Delaware.

           (vi) The delivery by the George Trust as a the Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Shareholders against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects [assuming that the Underwriters are without notice of any adverse claim, as defined in the Uniform Commercial Code as adopted in the State of Florida (the "Code") and are purchasers for value in good faith for purposes of the Code, and that the Underwriters rights are not limited by subsection (4) of Section
      678.302 of the Code].

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, upon certificates of the Selling Shareholders; the

Lending Parties and public officials the accuracy of the representations and warranties made in each Power of Attorney and this Agreement, provided that such counsel shall state that they believe that both you and they are justified in relying upon such representations, warranties and certificates.

     (f) The Representatives shall have received an opinion, dated the Firm Closing Date, of Alston & Bird, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Florida law upon the opinion of Akerman, Senterfitt & Eidson, P.A. referred to in paragraph (b) above with the exception of the Florida blue sky laws.

     (g) The Representatives shall have received from Arthur Andersen LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

           (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the respective applicable rules and regulations thereunder;

           (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the respective published rules and regulations thereunder;

           (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries as indicated in their report included in the Registration Statement and the Prospectus, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
      (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the respective published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                  (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the December 31, 1995 consolidated condensed balance sheet included in the Registration Statement and the Prospectus, or for the period from December 31, 1995 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, income before income taxes and equity income or total or per share amounts of net income of the Company and its consolidated subsidiaries; and

           (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus under the captions Prospectus Summary, Risk Factors, The Company, Use of Proceeds, Capitalization, Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Business, Management, Selling Shareholders and Description of Capital Stock, and certain sections of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (h) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

           (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

           (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

           (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (i)  The Representatives shall have received from each Selling
Shareholder a certificate (which may be signed by one of the Attorneys-in-Fact) dated the Firm Closing Date, to the effect that:

          (i) The representations and warranties of such Selling Shareholder in this Agreement are true and correct, as if made at and as of the

      Firm Closing Date, and such Selling Shareholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by such Selling Shareholder at or prior to the Firm Closing Date.

               (ii) Such Selling Shareholder, after a careful examination of the Registration Statement, but without independent investigation to determine the accuracy or completeness of the information contained in the Registration Statement or any amendment thereof, and based upon the discussions, if any, such Selling Shareholder has had with officers and other representatives of the Company and the information regarding the Company, if any, that has been furnished to the Selling Shareholder, does not know of an untrue statement of a material fact included in the Registration Statement or the omission from the Registration Statement of any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Shareholders.

          (k) Prior to the commencement of the offering of the Securities, the Securities shall have been listed for trading on the NYSE.

          (l) The Representatives shall have received from (i) each person who is a director or executive officer of the Company and (ii) each Lending Party, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Lazard Freres & Co. LLC, on behalf of the Underwriters (which consent will not be unreasonably withheld), offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase, or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of, capital stock of the Company for a period of 120 days after the date of this Agreement except for
(i) sales of up to 200,000 shares of Series B Common Stock issued pursuant to the exercise of employee stock options which sales may be effected at any time after the date hereof and, (ii) with respect to the Lending Parties, transfers of shares between them or to or from the Selling Shareholders pursuant to the Securities Loan Agreements.

          (m) The Underwriters shall have received a letter reasonably satisfactory to you from the Lending Party representing to the effect set forth in Section 3(c) and 3(e) hereof with respect to the Lending Party.

All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company and the Selling Shareholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     10. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

           (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

           (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or a Selling Shareholder or based upon written information furnished by or on behalf of the Company or a Selling Shareholder filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or

           (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary

Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and (ii) provided further, however, that the Company shall not be liable to any Underwriter in respect of any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus (other than in any documents, information or statements incorporated by reference therein) to the extent that (A) the Prospectus (other than any documents, information or statements incorporated by reference therein) did not contain such untrue statement or alleged untrue statement or omission or alleged omission, (B) the Prospectus was not sent or given to the purchaser of the Securities in question at or prior to the time at which the written confirmation of the sale of such Securities was sent or given to such person, and (C) the failure to deliver such Prospectus was not the result of the Company's noncompliance with its obligations under Sections 6(a) and 6(e) hereof. This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholders may otherwise have. Neither the Company nor a Selling Shareholder will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 10(a) (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b) George R. Wackenhut, jointly and severally for himself and the George Trust and the George Trust severally for itself, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement made by such Selling Shareholder in
Section 3 of this Agreement, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that (i) the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for the use therein; and (ii) provided further, however, that the Selling Shareholders shall not be liable to any Underwriter in respect of any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus (other than in any documents, information or statements incorporated by reference therein) to the extent that (A) the Prospectus (other than any documents, information or statements incorporated by reference therein) did not contain such untrue statement or alleged untrue statement or omission or alleged omission, (B) the Prospectus was not sent or given to the purchaser of the Securities in question at or prior to the time at which the written confirmation of the sale of such Prospectus was not sent or given to such person. This indemnity agreement will be in addition to any liability which the Selling Shareholders may otherwise have. No Selling Shareholder will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 10(b)
(whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. Notwithstanding any other provision of this paragraph 10(b) to the contrary, George R. Wackenhut's liability under this paragraph 10(b), with respect to his joint and several obligations for himself and the George Trust shall not exceed the total amount of net proceeds received by the Selling Shareholders from the sale of Selling Shareholder Firm Securities and the liability of the George Trust under this paragraph 10(b) with respect to its several obligations for itself shall not exceed the net proceeds received by the George Trust from the sale of Selling Shareholder Firm Securities and the aggregate liability of George R. Wackenhut and the George Trust shall not exceed the total amount of net proceeds received by the Selling Shareholder's from the sale of the Selling Shareholder Firm Securities.

     (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Shareholder and each of their respective directors and trustees, each of the officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person of the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or
(ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, a Selling

Shareholder or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. No Underwriter will, without the prior written consent of the Selling Shareholders and the Company settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 10(c) (whether or not Selling Shareholders and the Company or any person who controls Selling Shareholders and the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Selling Shareholders and the Company and such controlling persons from all liability arising out of such claim, action, suit or proceeding. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

    (d) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 10, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Selling Shareholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph
(e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Lazard Freres & Co. LLC Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or a Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or the Selling Shareholders, as the case may be.

     11. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Selling Shareholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Shareholder, any Underwriter or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Securities; provided, however, that if a party is entitled to seek indemnification under this Agreement for any third party claim asserted against it, the ability of such party to seek indemnification under this Agreement shall terminate 60 days after the expiration of the statute of limitations applicable to such third party claim. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     13. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company and the Selling Shareholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or a Selling Shareholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

           (i) the Company and its subsidiaries taken as a whole shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

           (ii) trading in the Series B Common Stock or any securities issued by the Company or any security issued by Wackenhut Corrections Corporation shall have been suspended by the Commission or the NYSE or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange or market system;

           (iii) a banking moratorium shall have been declared by New York or United States authorities; or

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

         14. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 10 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         15. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: James L. Kempner; and if sent to the Company or the Selling Shareholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 4200 Wackenhut Drive #100, Palm Beach Gardens, Florida 33410-4243,
Attention:  President.

         16. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Shareholders and their respective heirs, assigns, successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Shareholders contained in Section 10 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 10 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         17. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws, except that matters relating to the validity of the sale of the Firm Securities and Option Securities shall be governed by the laws of the State of Florida.

         18. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company and the Selling Shareholders accept for themselves and in connection with their properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid
courts and waive any defense of forum non   and irrevocably agree to be bound
by any judgment rendered thereby in connection with this Agreement. A copy of any such process so served shall be mailed by registered mail to the Company and the Selling Shareholders at the address provided in Section 15 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company and the Selling Shareholders refuses to accept service, the Company and the Selling Shareholders hereby agree that service of process sufficient for personal jurisdiction in any action against the Company and the Selling Shareholders in the State of New York may be made by registered or certified mail, return receipt requested, to the Company and the Selling Shareholders at the address provided in Section 15 hereof, and the Company and the Selling Shareholders hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company and the Selling Shareholders in the courts of any other jurisdiction.

     19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Shareholders and each of the several Underwriters.

                                     Very truly yours,

                                     THE WACKENHUT CORPORATION


                                     By:
                                        --------------------------------
                                     Title:
                                            ----------------------------

                                     SELLING SHAREHOLDERS:


                                     -----------------------------------
                                     George R. Wackenhut

                                     GEORGE R. WACKENHUT RETAINED
                                     ANNUITY TRUST
                                     By:  Effilcet Corporation, Trustee
                                          -----------------------------

                                           By:
                                              --------------------------
                                           Title:
                                                 -----------------------

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

LAZARD FRERES & CO. LLC
PRUDENTIAL SECURITIES INCORPORATED

By:  LAZARD FRERES & CO. LLC


By:
   -------------------------------------------------
     For itself and on behalf of the Representatives

                                   SCHEDULE 1

                                  UNDERWRITERS



                                                            Number of Firm
                                                             Securities to
      Underwriter                                             be Purchased
      ------------                                          --------------



      Lazard Freres & Co. LLC
      Prudential Securities Incorporated




                         Total . . . . . . . . . . . . . .       4,000,000

                                   SCHEDULE 2

                              Selling Shareholders



                                                   Number of
                                                Firm Securities
Name                                              to be Sold
- ----                                            ---------------
George R. Wackenhut                                     710,114
The George R. Wackenhut Retained Annuity Trust        1,289,886

                                 SCHEDULE 3

                            Material Subsidiaries



                    Wackenhut Services, Incorporated
                    Wackenhut International, Incorporated
                    Wackenhut Corrections Corporation
                    American Guard and Alert, Inc.
                    Titania Insurance Company of America